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                                                                   EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28,2000 relating to the consolidated financial statements of Interactive Pictures Corporation, which appears in Internet Pictures Corporation's Annual Report on Form 10-K for the year ended December 31,1999 and in the Registration Statement on Form S-1 (No. 333-32680).


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

Knoxville, Tennessee
April 28, 2000


                                 Exhibit 23.3-1